AWARD AGREEMENT
                                 ---------------
                          (Non-Qualified Stock Option)

     This Award Agreement is made effective ____________, 1999, between POMEROY COMPUTER RESOURCES, INC., a Delaware corporation (hereinafter called the "Company"), and TYLER DOBSON, an employee of the Company (hereinafter called the "Employee").

     WHEREAS, the Company has heretofore adopted the 1992 Non-Qualified and Incentive Stock Option Plan (the "Plan");

     WHEREAS, per an Employment Agreement between Company and Employee dated _______________, Employee is to be awarded One Thousand (1,000) stock options under the Plan upon the execution of such Employment Agreement.
     WHEREAS, it is a requirement of the Plan that an Award Agreement be executed to evidence the Non-Qualified Stock Option (the "Award") granted to the Employee;

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:

     1.     Grant of Award.  The Company hereby grants to the Employee the right
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and  option  (hereinafter called the "Option") to purchase all or any part of an aggregate of One Thousand (1,000) shares of the Common Stock, $.01 par value, of the Company ("Shares") (such number being subject to adjustment as set forth herein and in the Plan) on the terms and conditions set forth herein and in the Plan.

     2.     Type  of  Award.  The Option granted under this Award Agreement is a
            ---------------
Non-Qualified Stock Option and shall not be treated by the Company or the Employee as an Incentive Stock Option for Federal income tax purposes.

     3.     Purchase  Price.  The  option  price  of  the  Shares covered by the
            ---------------
Option  is  $_____  per  Share.

     4     Term  of  Award.
           ---------------

          (a) The Term of the Award shall be for a period of five (5) years from the effective date hereof, subject to earlier termination as hereinafter provided; and

          (b) prior to its expiration or termination the Award may be exercised as to any part or all of the Shares originally subject to the Option.

     5.     Exercise  of  Award.
            --------------------

          (a) In order to exercise the Award, the person or persons entitled to exercise it shall deliver to the Treasurer of the Company written notice of the number of full Shares with respect to which the Award is to be exercised. The notice shall be accompanied by payment in full for any Shares being purchased, which payment will be in cash, or, with the Committee's (as defined

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     in the Plan)  approval,  in Shares  (as  defined  in the Plan)  held by the
     Employee for at least six months valued at Fair Market Value (as defined in the Plan) at the time of exercise, or a combination thereof. No fractional Shares will be issued.

          (b) No Shares shall be issued until full payment therefor has been made, and the Employee will have none of the rights of a stockholder in respect of such Shares until they are issued.

     6.     Nontransferability.  The  Award  shall not be transferable otherwise
            ------------------
than: (a) by will or the laws of descent and distribution, and the Award may be exercised, during the lifetime of the holder of the Award, only by him or the event of death, his Successor, as defined in the Plan, or in the event of disability, his personal representative, or (b) pursuant to a qualified domestic relations order, as defined in the Code or the Employee Retirement Income Security Act (ERISA) or the Rules thereunder.

     7.     Termination  of Employment.  In the event that the employment of the
            --------------------------
Employee is terminated (otherwise than by reason of death, disability or retirement), the Award may be exercised by the Employee (to the extent that he was entitled to do so at the termination of his employment) at any time within three (3) months after such termination, but not beyond the original Term thereof. So long as the Employee shall continue to be an employee of the Company or one or more of its subsidiaries, the Award shall not be affected by any change of duties or position. Nothing in this Award Agreement is intended to confer upon Employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with the right of the Company or any such subsidiary to terminate his employment at any time. Anything herein contained to the contrary notwithstanding, in the event of any termination of the Employee's employment for cause or if the Employee voluntarily terminates his employment without cause, the Award, to the extent not theretofore exercised, shall forthwith terminate.

     8.     Death of Employee.  If the Employee dies while he is employed by the
            -----------------
Company or one or more of its subsidiaries or within three (3) months after the termination of his employment, the Award may be exercised (to the extent that Employee was entitled to do so at the time of his death) by a legatee or legatees of the Employee under his last will, or by his personal representatives or distributees, at any time within six (6) months after his death, but not beyond the original Term of the Award.

     9.     Disability  of  Employee.  If  the  employment  of  the  Employee
            ------------------------
terminates on account of his having become "disabled," as defined in Section 22(e)(3) of the Code, the Award may be exercised by the Employee (to the extent that he was entitled to do so at the termination of his employment on account of

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his becoming disabled) at any time within six (6) months after the date on which his  employment  terminated,  but  not  beyond  the  original Term of the Award.

     10.     Retirement  of  Employee.  If  the  employment  of  the  Employee
             ------------------------
terminates by reason of retirement entitling the Employee to benefits under the provisions of any retirement plan of the Company or a subsidiary in which the Employee participates (or, if no such plans exist, at or after age sixty-five
(65)), the Award may be exercised by the Employee (to the extent that he was entitled to do so at the time of his retirement) at any time within ninety (90) days after the date on which his employment terminated, but not beyond the original Term of the Award.

     11     Taxes.  The  Company  shall  have  the  right  to  require  a person
            -----
entitled to receive Shares pursuant to the exercise of this Award under the Plan to pay the Company the amount of any taxes which the Company is or will be required to withhold with respect to such Shares before the certificate for such Shares is delivered pursuant to the Award. Furthermore, the Company may elect to deduct such taxes from any amounts payable in cash or in Shares at the time of exercise or from any other amounts payable any time thereafter in cash to the Employee. If the Employee disposes of Shares acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying transaction under Sections 421 and 422 of the Code, the Employee shall notify the Company of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable in cash then or at any time thereafter to the Employee.

     Subject to Committee approval, an Employee may satisfy his tax liability with respect to the exercise of an Option by having the Company withhold Shares otherwise issuable upon exercise of the Option; provided, however, if the Employee is subject to Section 16b of the Securities Exchange Act of 1934, as amended, he may so elect only if such Employee makes an election to do so which satisfies the requirements of Rule 16b-3.

     12.     Changes  in  Capital  Structure.  In the event of changes in all of
             -------------------------------
the outstanding Shares by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of Shares, separations, reorganizations or liquidations, or similar events or, in the event of extraordinary cash dividends being declared with respect to the Shares, or similar transactions, the number and class of Shares available under the Plan in the aggregate, the number and class of Shares subject to Awards theretofore granted, applicable purchase prices and all other applicable provisions, shall, subject to the provisions of the Plan, be equitably adjusted by the Committee (which adjustment may, but need not, include payment in cash or in Shares in an amount equal to the difference between the price at which such Award may be exercised and the then current Fair Market Value of the Shares subject to such

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Award  as  equitably determined by the Committee).  The foregoing adjustment and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Award.

     13.     Securities  Law Compliance,  The Award may not be exercised and the
             --------------------------
Company shall not be required to issue any Shares hereunder if such issuance would, in the judgment of the Board or the Committee, constitute a violation of any state or federal law, or of the rules or regulations of any governmental regulatory body, or any securities exchange. The Company may, in its sole discretion, require the Employee to furnish the Company with appropriate representations and a written investment agreement prior to the exercise of the Award and the delivery of any Shares pursuant to the Award.

     14.     Incorporation  of Provisions of the Plan.  All of the provisions of
             ----------------------------------------
the Plan, pursuant to which this Award is granted, are hereby incorporated by reference and made as part hereof as if specifically set forth herein, and to the extent of any conflict between this Award Agreement and the terms contained in the aforesaid Plan, the Plan shall control. To the extent any capitalized terms are not otherwise defined herein, they will have the meaning set forth in paragraph 2 of the Plan.

     IN WITNESS WHEREOF, the Company has caused this Award Agreement to be duly executed by its officer thereunto duly authorized, and the Employee has hereunto set his hand, all on the day and year first above written.

                              POMEROY  COMPUTER  RESOURCES,  INC.,


                              By:  __________________________________



                              _____________________________________
                              Tyler  Dobson  -  Employee

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